UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

Shire Limited
________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Jersey
________________________________________________________________________________
(State or other jurisdiction of incorporation)

0-29630                                                  98-0484822
(Commission File Number)                (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
________________________________________________________________________________
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               44 1256 894 000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following approval by its shareholders, Shire Limited has changed its name to Shire plc with effect from today, October 1, 2008.

Shire Limited's Memorandum and Articles of Association have been amended to reflect the name change to Shire plc with effect from today.

A form of the amended Memorandum and Articles of Association is attached as Exhibit 99.02 hereto, and is incorporated by reference herein.

Item 8.01.  Other Events

     Shire Limited has issued the press release attached hereto as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

                  (d)  Exhibits.  The following exhibits are filed herewith:

99.01                Press Release dated October 1, 2008
99.02                Form of Amended Memorandum and Articles of Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE LIMITED
By:	/s/ A C Russell
Name:Angus Russell
Title:Chief Executive Officer

Dated: October 1, 2008

EXHIBIT INDEX

Number	Description
99.01	Press Release dated October 1, 2008
99.02	Form of Memorandum and Articles of Association